UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                February 26, 2004


                          BIOSOURCE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                         0-21930                77-0340829
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)



     542 Flynn Road, Camarillo, California                          93012
    (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (805) 987-0086

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Item 7. - Financial Statements, Pro Forma Financial Information and Exhibits.

       (a) Financial Statements. None.

       (b) Pro Forma Financial Information. None.

       (c) Exhibits.

           99.1 Press Release dated February 26, 2004, published by BioSource International, Inc. (the "Company").

Item 12.  Results of Operations and Financial Condition.

         On February 26, 2004, the Company issued a press release regarding its financial results for the fourth quarter and year ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

         The information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BIOSOURCE INTERNATIONAL, INC.



February 26, 2004                           /s/ Charles C. Best
                                            ------------------------
                                            Charles C. Best
                                            Chief Financial Officer


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                                  EXHIBIT INDEX


      Exhibit Number        Description

           99.1 Press Release dated February 26, 2004, published by the Company.